Exhibit 10.01

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 3, 2011, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

.

W I T N E S S E T H:

WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009, (as amended by that certain First Amendment to Credit Agreement dated as of August 24, 2009, that certain Second Amendment to Credit Agreement dated as of June 9, 2010 and that certain Third Amendment to Credit Agreement dated as of June 6, 2011, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and

WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed:

I.

Amendments to the Credit Agreement

1.

The definition of “Consolidated EBIT” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “provided that (I) not more than $17,064,102 in the aggregate for all fiscal quarters ending on or prior to March 31, 2011, may be added back pursuant to this clause (ix) and (II) not more than $7,935,898 in the aggregate for all fiscal quarters ending after March 31, 2011 but on or prior to March 31, 2012, may be added back pursuant to this clause (ix)” and inserting in lieu thereof the text “provided that not more than $25,000,000 in the aggregate for all fiscal quarters ending on or prior to March 31, 2012, may be added back pursuant to this clause (ix)”, (ii) replacing the text “(xi)” with the text “(xii)” in the second to last line of the first paragraph of the definition, (iii) replacing the text “(xii)” with the text “(xiii)” in the second to last line of the first paragraph of the definition, and (iv) inserting the following new text immediately preceding the first occurrence of the word “minus” in the second to last line of the first paragraph of the definition “plus (xi) for any fiscal quarters ending on or prior to December 31, 2011, any costs or expenses incurred in connection with the commercialization, sale and dissolution of the Alert Business, provided that not more than $4,500,000 in the aggregate for any Calculation Period may be added back pursuant to this clause (xi), and provided further that not more than $5,600,000 in the aggregate for all such quarters may be added back pursuant to this clause (xi)”.

2.

Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Alert Business” shall mean Delta Technology’s business to provide automated monitoring for food safety.

“Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of November 3, 2011, by and among the Borrowers, Alliance AG, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.

3.

Section 6.1 of the Credit Agreement is hereby amended by deleting clause (m) thereof in its entirety and replacing it with the following new clause (m):

“(m)

[Intentionally Omitted].”.

4.

Section 6.3 of the Credit Agreement is hereby amended by deleting clause (h) thereof in its entirety and replacing it with the following new clause (h):

“(h)

[Intentionally Omitted],”.

5.

Section 6.4(a) of the Credit Agreement is hereby amended by deleting clause (x) thereof in its entirety and replacing it with the following new clause (x):

“(x) so long as (1) no property or assets other than the Alert Business and (2) neither Delta Technology nor Delta Limited own Equity Interests in any other Person (except Delta Technology may own the Equity Interests of Delta Limited) at the time of any transaction effected in accordance with this clause (x), the Company or its respective Subsidiary which directly owns the Equity Interests in Delta Technology may from time to time sell, Equity Interests therein, or Delta Technology may from time to time sell all or a portion of the Alert Business, or Delta Technology may dissolve, liquidate or wind up its affairs, so long as (x) no Default or Event of Default then exists, (y) all Equity Interests of Delta Technology which are sold to Persons other than the Company or its wholly owned Subsidiaries are sold to officers, employees or directors of Delta Technology, members of the industry appointed to an advisory board of Delta Technology and/or third party investors, in each case who do not constitute an officer, director or employee of the Company or any of its other Affiliates (other than Delta Technology) or otherwise constitute an Affiliate of the Company (except as a result of its ownership of Equity Interests in Delta Technology), and (z) the net proceeds of dispositions, dissolutions, liquidations or winding up of affairs under this clause (x) shall not exceed $2,000,000 in the aggregate.”.

6.

Section 6.5(p) of the Credit Agreement is hereby amended by deleting the text “the date that is 180 days after the Third Amendment Effective Date” appearing at the end of clause (A) thereof and inserting in lieu thereof the text “April 30, 2012”.

7.

Section 6.6 of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and replacing it with the following new clause (iii):

“(iii)

[Intentionally Omitted].”.

8.

Section 6.7 of the Credit Agreement is hereby amended by deleting the last sentence thereof.

9.

Section 6.8 of the Credit Agreement is hereby amended by deleting the second sentence thereof.

10.

Section 6.9 of the Credit Agreement is hereby amended by deleting clause (xii) thereof in its entirety and replacing it with the following new clause (xii):

“(xii)

[Intentionally Omitted].”.

11.

Section 6.10 of the Credit Agreement is hereby amended by deleting clause (h) thereof in its entirety and replacing it with the following new clause (h):

“(h)

[Intentionally Omitted].”.

II.

Miscellaneous Provisions.

1.

In order to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Credit Party hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both immediately before and after giving effect to this Fourth Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both immediately before and after giving effect to this Fourth Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Fourth Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.

2.

The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect to this Fourth Amendment on such date.

3.

This Fourth Amendment is limited precisely as written and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.

4.

This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

5.

THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

6.

This Fourth Amendment shall become effective as of September 29, 2011 (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

the Company shall have paid to the Administrative Agent for the benefit of each Lender which has executed and delivered a counterpart hereof as provided in following clause (iii) on or prior to 12:00 Noon on November 3, 2011, an amendment fee as set forth in the fee letter between the Company and the Administrative Agent dated October 24, 2011 and delivered in connection with this Fourth Amendment;

(ii)

the Borrowers, Alliance AG, and the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  Patrice Antoine (facsimile number:  212-354-8113 / e-mail address: pantoine@whitecase.com); and

(iii)

the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement.

7.

This Fourth Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.  No provision of this Fourth Amendment may be amended, modified, waiver or supplemented, except as provided in Section 9.1 of the Credit Agreement.

8.

By executing and delivering a copy hereof, each Credit Party hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Fourth Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.

9.

From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first written above.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:

/s/ Joel Thomas

Name:

Joel Thomas

Title:

Vice President and Treasurer

By:

/s/ B. Lynne Finney

Name:

B. Lynne Finney

Title:

Assistant Treasurer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:

/s/ Joel Thomas

Name:

Joel Thomas

Title:

Authorized Signatory

By:

/s/ B. Lynne Finney

Name:

B. Lynne Finney

Title:

Authorized Signatory

FOREIGN GUARANTOR:

ALLIANCE ONE INTERNATIONAL AG

By:

/s/ Joel Thomas

Name:

Joel Thomas

Title:

Authorized Signatory

Signature page to Fourth Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:

/s/ Catherine Madigan

Name:

Catherine Madigan

Title:

Managing Director

By:

/s/ David J. Bell

Name:

David J. Bell

Title:

Managing Director

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

AGFIRST FARM CREDIT BANK

By:  /s/ Steven J. O’Shea

Name:  Steven J. O’Shea

Title:  Vice President

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

Badgerland Financial

By:

/s/ Kenneth H. Rue

Name:  Kenneth H. Rue

Title:  VP Loan Participations & Capital Markets

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:

/s/ William O’Daly

Name:  William O’Daly

Title:  Director

By:

/s/ Sanja Gazahi

Name:  Sanja Gazahi

Title:  Associate

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

GOLDMAN SACHS BANK USA

By:

/s/ Lauren Day

Name:  Lauren Day

Title:  Authorized Signatory

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

ING Bank N.V.

By:

/s/ D. H. Schut

/s/ L. Vriens

Name: D. H. Schut

L. Vriens

Title: Director

Managing Director

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

NATIXIS, New York Branch

By:

/s/ Alisa Trani

  /s/ Stephen A. Jendras

Name: Alisa Trani

Stephen A. Jendras

Title: Vice President

Managing Director

Signature page to Fourth Amendment

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS,  AS  ADMINISTRATIVE   AGENT

Name of Institution:

Standard Chartered Bank

By:

 /s/ Steven Aloupis

Name:

Steven Aloupis

Title:

By:

 /s/ Robert K. Reddington

Name:

Robert K. Reddington

Title:

Credit Documentation Manager

Credit Documentation Unit, WB Legal-Americas

Signature page to Fourth Amendment